Exhibit 10.3

                 First Amendment to Business Loan Agreement and
                        Promissory Note (Line of Credit)

     THIS FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT AND PROMISSORY NOTE (Line of Credit) dated this 28th day of March 2003, is by and among Danzer Industries, Inc., a Maryland corporation ("Borrower") and Fair Holdings, Inc. ("Fair"), an Ohio corporation. The parties agree as follows:

                                    Recitals

     WHEREAS, Borrower and Bank of America, N.A. ("Bank") entered into that certain Business Loan Agreement ("Loan Agreement") and Promissory Note (the "Line of Credit Note"), both dated August 15, 2001;

     WHEREAS, Fair has become the successor by assignment to all of the Bank's rights, title and interest under and to the Loan Agreement and the Line of Credit Note pursuant to a certain Assignment of Note and Other Loan Documents of even date herewith;

     WHEREAS, Fair has agreed to amend the Line of Credit Note in order to extend the term of the Line of Credit Note;

     WHEREAS, Fair is willing to amend the Loan Agreement subject to the terms herein and subject to the amendment of the Note as herein provided;

     NOW THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Note shall be, and hereby is, amended as provided herein and the parties further agree as follows:

1. Extension of the term of the Note: The term of the Note is hereby extended to April 1, 2006 such that the entire principal balance under the Note and all accrued and unpaid interest thereon, shall be due and payable on April 1, 2006.

2. Waiver: Fair hereby waives any and all defaults under the Loan Agreement and/or the Line of Credit Note existing at the time of the execution of this Agreement and further waives compliance with the Debt to Worth Ratio and Debt Service Coverage Ratio as required in the Loan Agreement until April 1, 2006.

     All other terms and conditions contained in the Loan Agreement and the Line of Credit Note shall remain the same and shall continue in full force and effect that are not specifically amended herein and shall continue during the amended term of the Line of Credit Note without change.

     IN WITNESS WHEREOF, Borrower, and Fair have caused this First Amendment to Business Loan Agreement and Promissory Note (Line of Credit) to be executed by its duly authorized by their representatives as of the day first written above.


Fair Holdings, Inc.                         Danzer Industries, Inc.


By: /s/ Timothy S. Durham                   By: /s/ Mel E. Williams
    ----------------------------                ---------------------------
    Timothy S. Durham, Chairman                 M.E. Williams, President